                                                                      Exhibit 21

                      CLEAN HARBORS, INC. AND SUBSIDIARIES
                                  SUBSIDIARIES

                                                         State of Incorporation           Principal Place of Business

Clean Harbors Environmental                                        MA                       1501 Washington Street
   Services, Inc.                                                                           Braintree, MA  02185-0327

Clean Harbors of Natick, Inc.                                      MA                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Clean Harbors of Braintree, Inc.                                   MA                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Clean Harbors Services, Inc.                                       MA                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Clean Harbors of Baltimore, Inc.                                   PA                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Clean Harbors of Connecticut, Inc.                                 CT                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Clean Harbors Kingston                                             MA                       1501 Washington Street
   Facility Corporation                                                                     Braintree, MA  02185-0327

Harbor Management Consultants, Inc.                                MA                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Murphy's Waste Oil Service, Inc.                                   MA                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Mr. Frank, Inc.                                                    IL                       1501 Washington Street
                                                                                            Braintree, MA  02185-0327

Northeast Casualty Risk                                            VT                       1501 Washington Street
   Retention Group, Inc.                                                                    Braintree, MA  02185-0327

Spring Grove Resource                                              DE                       1501 Washington Street
   Recovery, Inc.                                                                           Braintree, MA  02185-0327